UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2023

SunLink Health Systems Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-12607	31-0621189
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Circle 75 Parkway

Suite 690

Atlanta, Georgia 30339

(Address of Principal Executive Offices, and Zip Code)

(770) 933-7000

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SSY	NYSE American
Preferred Share Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

On October 23, 2023, SunLink Health Systems, Inc. (the “Company”) changed its state of incorporation from the State of Ohio to the State of Georgia (the “Reincorporation”) pursuant to a Declaration of Conversion, adopted on October 19, 2023 (the “Declaration of Conversion”). The Reincorporation was accomplished by the filing of: (i) a certificate of conversion with the Secretary of State of the State of Ohio; and (ii) a certificate of conversion and articles of incorporation (the “Georgia Articles of Incorporation”) with the Secretary of State of the State of Georgia. Pursuant to the Declaration of Conversion, the Company’s Board of Directors (the “Board”) also adopted new bylaws (the “Georgia Bylaws”).

The Reincorporation and the Declaration of Conversion (including the Georgia Articles of Incorporation and the Georgia Bylaws) was previously submitted to a vote of, and approved by, the shareholders of the Company’s outstanding common stock, no par value (the “Common Stock”) and the holders of fractional interests in the Company’s then outstanding Series C Preferred Stock, voting as a single class at a special meeting of shareholders held on October 19, 2023 in Atlanta, Georgia (the “Meeting”). Upon the effectiveness of the Reincorporation:

•

the affairs of the Company ceased to be governed by Ohio law and the Company’s existing articles of incorporation and existing code of regulations, and the affairs of the Company became subject to Georgia corporation laws, the Georgia Articles of Incorporation and the Georgia Bylaws;

•

the resulting Georgia corporation: (i) was deemed to be the same entity as the Ohio corporation for all purposes under the laws of Georgia; (ii) continued to have all of the rights, privileges, immunities, franchises and powers of the Ohio corporation, except for such changes that result from being subject to Georgia law and becoming subject to the Georgia Articles of Incorporation and the Georgia Bylaws; (iii) continued to possess all of the properties of the Ohio corporation; and (iv) continued to have all of the liabilities and obligations of the Ohio corporation;

•	each share of the Common Stock outstanding at the effective time of the Reincorporation converted into an outstanding share of the Georgia corporation’s common stock after the Reincorporation;

•

each outstanding option or other right to acquire shares of the Ohio corporation’s outstanding securities converted into an option or other right to acquire a corresponding security issuable upon exercise of the Georgia corporation;

•

each employee benefit plan, incentive compensation plan or other similar plan of the Ohio corporation continued to be, after the Reincorporation, an employee benefit plan, incentive compensation plan or other similar plan of the Georgia corporation; and

•

each director or officer of the Ohio corporation continued to hold, after the Reincorporation, his or her respective office with the Georgia corporation until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

The Reincorporation effected a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in: (i) the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A (the “Proxy Statement”) on September 27, 2023 under the section entitled “The Reincorporation Proposal” which description is incorporated in its entirety herein by reference.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation itself did not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The matters listed below were submitted to a vote of the shareholders of the Common Stock at the Meeting. The proposals are described in detail in the Proxy Statement. The number of votes cast for and against the proposal and the number of withheld votes, abstentions are set forth below. There were no broker non-votes because the only item on the agenda was a non-routine matter.

Reincorporation of the Company from the State of Ohio to the State of Georgia

The shareholders approved the Reincorporation. The voting results were as follows:

FOR: 3,294,047,757

AGAINST: 316,528,212

ABSTAIN: 96,363,297

Item 7.01.	Regulation FD Disclosure.

The CUSIP number applicable to the Common Stock, 86737U102, remained unchanged after the effectiveness of the Reincorporation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Declaration of Conversion of SunLink Health Systems, Inc., an Ohio corporation, to SunLink Health Systems, Inc., a Georgia corporation (incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 27, 2023

3.1	Certificate for Conversion for Entities Converting Within or Off the Records of the Ohio Secretary of State

3.2	Certificate of Conversion of SunLink Health Systems, Inc.

3.3	Articles of Incorporation of SunLink Health Systems, Inc. (incorporated by reference to: (i) Exhibit A to Annex A of the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on September 27, 2023).

3.4	Bylaws of SunLink Health Systems, Inc. (incorporated by reference to Exhibit B to Annex A of the Company’s Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on September 27, 2023).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

Date: October 23, 2023	/s/ Robert M. Thornton, Jr.
Robert M. Thornton, Jr.
Chief Executive Officer